                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                             _____________________

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


         -------------------------------------------------------------
                                Date of Report
                       (Date of earliest event reported)

                               November 7, 2001

                                 THE GAP, INC.
         -------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                           1-7562                               94-1697231
-------------------------       ----------------------------       -------------------------------------
 (State of incorporation)         (Commission File Number)           (IRS Employer Identification No.)

                One Harrison
          San Francisco, California                              94105
---------------------------------------------             --------------------
  (Address of principal executive offices)                     (Zip Code)


                                (650) 952-4400
                     ------------------------------------
                        (Registrant's telephone number,
                             including area code)

                                      N/A
   ------------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.   Other Events.

          On November 7, 2001, The Gap, Inc. (the "Company") issued a press release announcing that it will sell certain senior unsecured notes of the Company pursuant to a private placement under Rule 144A and Regulation S. A copy of this press release is attached hereto as Exhibit 99.1.


Item 7.   Exhibits.

99.1           Press Release dated November 7, 2001
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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             THE GAP, INC.
                                                  (Registrant)




Date:  November 7, 2001                      By:       /s/ Heidi Kunz
                                                --------------------------------
                                                Heidi Kunz
                                                Executive Vice President and
                                                Chief Financial Officer
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                                 EXHIBIT INDEX

Exhibit Number                           Description
--------------                           -----------

99.1                Press Release dated November 7, 2001